UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 FORM 8 - K - A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 11, 1998


                              SARATOGA BRANDS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEW YORK                  O-19721              13-3413467
       (STATE OR JURISDICTION           (COMMISSION        (IRS EMPLOYER
         OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)




               1835 SWARTHMORE AVENUE, LAKEWOOD, NEW JERSEY 08701
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (732) 363-3800

Item 4.  Changes in Registrant's Certifying Accountant

    a. Effective May 11, 1998, the Saratoga Brands Inc. (the "Company") dismissed its prior certifying accountants, Broza, Block & Rubino Certified Public Accountants, PA ("BBR") and retained as its new certifying accountants, Deloitte & Touche LLP ("Deloitte"). BBR's report on Saratoga's financial statements for the fiscal years ended December 31, 1994 through December 31, 1997, which were the only fiscal years during which BBR was the certifying accountant for the Company, contained no adverse opinions or disclaimer of opinions, and was not qualified as to uncertainties, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company. As required by applicable rules of the Securities and Exchange Commission, the Company notified BBR that during the two most recent fiscal years and the interim period from December 31, 1997 through May 11, 1998 the Company was unaware of any disputes between the Company and BBR as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of BBR, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports and requested BBR to confirm this, a copy of which is attached hereto.

    b. Effective May 11, 1998, the Company engaged Deloitte as its principle accountants. During the most recent fiscal year end and the subsequent interim periods to the date hereof, the Company did not consult Deloitte regarding any of the matters or events set forth in item 304 (a) (2) and (i) and (ii) of Regulation S-B.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.




                                                       SARATOGA BRANDS INC.
                                                       (Registrant)




Date:    June 8, 1998                               By:/s/ Scott G. Halperin
                                                       ---------------------
                                                       Scott G. Halperin
                                                       Chairman
                                                       Chief Executive Officer


Date:    June 8, 1998                              By:/s/ Bernard F. Lillis, Jr.
                                                      --------------------------
                                                       Bernard F. Lillis, Jr.
                                                       Chief Financial Officer
                                                       Chief Operating Officer

                       (BROZA, BLOCK & RUBINO LETTERHEAD)






Securities and Exchange Commission
450 5th Street NW
Washington, D.C.  20549


Gentlemen:


We have read Item 4 of the Revised Current Report on Form 8-K-A of Saratoga Brands Inc. (Commission File Number 0-19271) dated June 8, 1998, and we agree with the statements contained therein insofar as they relate to our firm.


                                            Very truly yours,



                                            BROZA, BLOCK & RUBINO
                                            Certified Public Accountants, PA

Asbury Park, New Jersey
June 8, 1998






cc:      Saratoga Brands Inc.
         1835 Swarthmore Avenue
         Lakewood, New Jersey  08701